Exhibit 24.1

                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                               /s/ Norman Barham
                               ----------------------------------
                                  Norman Barham



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Lewis W. Bernard
                                ------------------------------------
                                  Lewis W. Bernard



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ Richard H. Blum
                                ------------------------------------
                                  Richard H. Blum



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                  /s/ Frank J. Borelli
                                  ------------------------------------
                                      Frank J. Borelli



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Peter Coster
                                ------------------------------------
                                    Peter Coster



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Robert F. Erburu
                                ------------------------------------
                                  Robert F. Erburu



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Jeffrey W. Greenberg
                                ------------------------------------
                                   Jeffrey W. Greenberg



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Ray J. Groves
                                ------------------------------------
                                   Ray J. Groves


                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ Stephen R. Hardis
                                ------------------------------------
                                     Stephen R. Hardis



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ Gwendolyn S. King
                                ------------------------------------
                                  Gwendolyn S. King



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                      /s/ Lang of Monkton
                                ------------------------------------
                                The Rt. Hon. Lord Lang of Monkton


                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ Lawrence J. Lasser
                                ------------------------------------
                                    Lawrence J. Lasser



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ David A. Olsen
                                ------------------------------------
                                    David A. Olsen



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ John D. Ong
                                ------------------------------------
                                     John D. Ong



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ George Putnam
                                ------------------------------------
                                     George Putnam



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ Adele Smith Simmons
                                ------------------------------------
                                     Adele Smith Simmons



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ John T. Sinnott
                                ------------------------------------
                                    John T. Sinnott



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                /s/ A.J. C. Smith
                                ------------------------------------
                                    A.J. C. Smith



                             Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 17th day of September, 1998.



                                 /s/ Frank J. Tasco
                                ------------------------------------
                                     Frank J. Tasco


                            Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 19th day of November, 1998.



                                 /s/ Saxon Riley
                                ------------------------------------
                                     Saxon Riley


                            Power of Attorney


           The undersigned hereby appoints A.J.C. Smith, Frank J. Borelli and Gregory F. Van Gundy, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute or to transmit electronically in his or her name, place and stead in his or her capacity as an officer or director or both of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $2,800,000,000 of debt and equity securities, and warrants for the purchase thereof, of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 19th day of November, 1998.



                                 /s/ William Robert Patrick White-Cooper
                                ----------------------------------------
                                     William Robert Patrick White-Cooper